                                                                   EXHIBIT 10.37




                          NOTE RESTRUCTURING AMENDMENT
                                       TO
                            NOTE PURCHASE AGREEMENTS

                         DATED AS OF NOVEMBER 12, 1996


                                SERV-TECH, INC.
                                  $15,000,000
                    RESTATED SENIOR NOTES DUE JUNE 15, 2003

                               TABLE OF CONTENTS

1.       STATUS OF ORIGINAL NOTE PURCHASE AGREEMENT AND PRIOR AMENDMENTS  . . . . . . . . . . . . . . . . . . . . . .   3

2.       ISSUANCE OF RESTATED SENIOR NOTES IN EXCHANGE FOR ORIGINAL SENIOR NOTES  . . . . . . . . . . . . . . . . . .   3
                 2.1      ISSUANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 2.2      INTEREST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 2.3      REPAYMENT OF PRINCIPAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 2.4      MATURITY DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 2.5      CALCULATION AND PAYMENT OF MAKE-WHOLE AMOUNT  . . . . . . . . . . . . . . . . . . . . . . .   4

3.       COLLATERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 3.1      COLLATERAL SECURITY.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 3.2      PRIORITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

4.       FEES AND EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 4.1      RESTRUCTURING FEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 4.2      EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

5.       ACKNOWLEDGMENT OF FULL PERFORMANCE; RELEASE; WAIVER OF EXISTING DEFAULTS . . . . . . . . . . . . . . . . . .   7
                 5.1      FULL PERFORMANCE BY NOTEHOLDERS AND RELEASE . . . . . . . . . . . . . . . . . . . . . . . .   7
                 5.2      WAIVER OF EXISTING KNOWN DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

6.       CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 6.1      TIME AND PLACE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 6.2      DOCUMENTS TO BE DELIVERED AT CLOSING. . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 6.3      CONDITIONS TO CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

7.       WARRANTIES AND REPRESENTATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 7.1      RESTATEMENT OF CERTAIN WARRANTIES AND REPRESENTATIONS . . . . . . . . . . . . . . . . . . .  10
                 7.2      FINANCIAL STATEMENTS; INDEBTEDNESS; MATERIAL ADVERSE CHANGE.  . . . . . . . . . . . . . . .  11
                 7.3      SUBSIDIARIES AND AFFILIATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 7.4      FULL DISCLOSURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 7.5      SALE OF RESTATED SENIOR NOTES IS LEGAL AND AUTHORIZED; OBLIGATIONS ARE ENFORCEABLE  . . . .  13
                 7.6      GOVERNMENTAL CONSENT TO SALE OF RESTATED SENIOR NOTES . . . . . . . . . . . . . . . . . . .  13
                 7.7      NO DEFAULT AT CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

8.       REGISTRATION; EXCHANGE; SUBSTITUTION OF RESTATED SENIOR NOTES  . . . . . . . . . . . . . . . . . . . . . . .  13

9.       COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 9.1      PRIOR COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 9.2      CONSOLIDATED NET WORTH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 9.3      FIXED CHARGE COVERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 9.4      LEVERAGE RATIO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 9.5      FUNDED DEBT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

                 9.6      RESTRICTED SUBSIDIARY INDEBTEDNESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 9.7      LIENS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 9.8      RESTRICTED PAYMENTS AND RESTRICTED INVESTMENTS  . . . . . . . . . . . . . . . . . . . . . .  19
                 9.9      MERGER, CONSOLIDATION, ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 9.10     TRANSFER OF PROPERTY, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 9.11     TRANSACTIONS WITH AFFILIATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 9.12     CONSOLIDATED EBITDA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 9.13     CONSOLIDATED CAPITAL EXPENDITURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

10.      INFORMATION AND CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 10.1     ADDITIONAL FINANCIAL AND BUSINESS INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  23

11.      EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 11.1     NATURE OF EVENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

12.      TERMS DEFINED  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 12.1     RESTRICTED INVESTMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 12.2     CONSOLIDATED EBITDA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 12.3     CONSOLIDATED CAPITAL EXPENDITURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 12.4     R.W. KRAJICEK NOTE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

Exhibits
--------

Exhibit A         -    Form of Restated Senior Note

Exhibit B         -    Property to be Encumbered

Exhibit C         -    Collateral Documentation List

Exhibit D         -    Schedule of Restated Senior Notes with Payees

Exhibit E         -    Form of Closing Opinion from Company's Counsel

Exhibit F         -    Secretary's Certificate with
                       - Resolutions
                       - Amendments to Articles
                       - Amendments to Bylaws
                       - Incumbency

Exhibit G         -    Officer's Closing Certificate

Exhibit H         -    List of Affiliates for which Good Standing Certificates are Delivered

Annexes
-------

Annex 1  -        Financial Statements
Annex 2  -        Indebtedness of Company and Restricted Subsidiaries
Annex 3  -        Subsidiaries and Affiliates

                          NOTE RESTRUCTURING AMENDMENT


         This Note Restructuring Amendment to Note Purchase Agreements (this "Amendment") is made and entered into as of the 12th of November, 1996, by and between SERV-TECH, INC. (the "Company") and PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, TMG LIFE INSURANCE COMPANY, THE SECURITY MUTUAL LIFE INSURANCE COMPANY, and BERKSHIRE LIFE INSURANCE COMPANY ("Noteholders"), purchasers of the Company's $15,000,000 of 8.41% Senior Notes due June 15, 2003 (the "Original Senior Notes") pursuant to certain Note Purchase Agreements dated as of June 1, 1993 between the Company and each Noteholder (the "Original Note Purchase Agreements"), as amended by First, Second, Third, Fourth, Fifth and Sixth Amendments to Note Purchase Agreements, executed as of March 22, 1995, August 8, 1995, November 13, 1995, March 11, 1996, May, 1996 and August 14, 1996, respectively (together the "Prior Amendments").

                                    RECITALS

         A. The Company currently owes $15,000,000 in aggregate principal amount to the Noteholders as evidenced by the Original Senior Notes.

         B. The Company currently owes an aggregate of $19,454,067 (the "Existing Bank Loan") to Texas Commerce Bank National Association and BankOne Texas, N.A. (the "Banks"), pursuant to a Credit Agreement dated as of May 15, 1995, as amended and restated by Amendments to Credit Agreement effective as of July 19, 1995 and August 14, 1996 and as further amended contemporaneously herewith (the "Credit Agreement") and the notes thereunder (the "Bank Notes"). The Company is also obligated on certain conditions to reimburse TCB for certain liabilities incurred from time to time by the Company through its use of cash management services provided by TCB, including any overdrafts by the Company and amounts of automated clearing house funds that may erroneously be credited to the Company's account with TCB (the "Cash Management Liabilities").

         C. The Company and certain of its subsidiaries are obligated, on certain conditions, pursuant to a Guaranty (the "ABN Guaranty") dated as November 1, 1994, to reimburse ABN AMRO Bank, N.V. ("ABN") with respect to performance security and advance payment letters of credit (the "ABN Letters of Credit"), currently in the aggregate amount of $15,195,368.77, issued by ABN pursuant to its Continuing Reimbursement Agreement with F.C. Schaffer & Associates, Inc. dated as of November 1, 1994 as amended by First and Second Amendments to Continuing Reimbursement Agreement dated July ___, 1995 and April 30, 1996, respectively. (The ABN Guaranty, ABN Letters of Credit, Continuing Reimbursement Agreement and related documents, as amended to date, are hereinafter referred to as the "ABN Documents").

         D. The Company is now in default and has therefore requested certain financial accommodations from the Noteholders, the Banks, and ABN by way of amendment and adjustment to the terms, conditions, and provisions of the Original Note Purchase Agreement, the Credit Agreement, and the ABN Documents.

         E. The Noteholders have agreed to modification of the Original Note Purchase Agreements and, in connection therewith, to exchange of the Original Senior Notes for Restated Senior Notes (defined below) all on the terms and conditions provided for below.

         F. Terms capitalized in this Amendment shall have the meanings assigned to them in the Original Note Purchase Agreement except as otherwise specifically provided for herein.

                                  AGREEMENT

         NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt of which is acknowledged by all parties, the parties to this Amendment agree as follows:

1.       STATUS OF ORIGINAL NOTE PURCHASE AGREEMENT AND PRIOR AMENDMENTS

         1.1 Except as specifically amended or waived below, the Original Note Purchase Agreements shall continue in full force and effect and references to "Notes" therein shall instead be read as references to the Restated Senior Notes.

         1.2 At Closing hereunder the Prior Amendments shall be replaced and superseded in their entirety by this Amendment.

2.       ISSUANCE OF RESTATED SENIOR NOTES IN EXCHANGE FOR ORIGINAL SENIOR
         NOTES

         2.1     ISSUANCE.

         The Company has authorized the issuance of Fifteen Million Dollars ($15,000,000) in aggregate principal amount of its Restated Senior Notes due June 15, 2003 (the "Restated Senior Notes"). The Restated Senior Notes shall be in the form of Exhibit A hereto, and shall have the terms as herein and therein provided, and the terms therein provided are incorporated herein by reference as if set forth herein in full. At Closing hereunder, the Restated Senior Notes shall be delivered to the Noteholders in exchange for the Original Senior Notes, which shall be replaced and superseded by Restated Senior Notes dated November 1, 1996. At Closing the Original Senior Notes shall be marked "CANCELLED" and returned to the Company.

         2.2     INTEREST.

                 (a) PAYMENT. Accrued and unpaid interest on the Restated Senior Notes shall be payable on the first Business Day of each month beginning December 1, 1996.

                 (b) INTEREST RATE. The Restated Senior Notes shall bear interest at an annual rate:

                            (i) From November 1, 1996, through December 31, 1997, of ten and one-half percent (10.50%);

                           (ii) From January 1, 1998, through March 31, 1998, of ten and three-quarters percent (10.75%); and

                          (iii) For each fiscal quarter beginning after March 31, 1998, at a rate that is one-quarter percent (0.25%) per annum greater than the rate for the next preceding fiscal quarter, but not to exceed eleven and one-half percent (11.50%) per annum.

         2.3      REPAYMENT OF PRINCIPAL.

                  SCHEDULED MANDATORY PRINCIPAL AMORTIZATION PAYMENTS. The Company shall pay, and there shall become due and payable, Two Hundred Eight Thousand Three Hundred Thirty-three and 33/100 Dollars ($208,333.33) in principal amount of the Restated Senior Notes on the first Business Day of each month beginning July 1, 1997, until maturity or full repayment of the Restated Senior Notes in accordance with the terms hereof.

         2.4     MATURITY DATE.

                 MATURITY DATE. Unless sooner accelerated pursuant to the terms thereof or the terms of the Original Note Purchase Agreement as amended hereby or prepaid in full, all then outstanding principal and accrued and unpaid interest on the Restated Senior Notes shall be due and payable in full on June 15, 2003 (the "Maturity Date").

         2.5      CALCULATION AND PAYMENT OF MAKE-WHOLE AMOUNT.

                 (a) ASSUMED 8.41% INTEREST RATE. Notwithstanding the adjustment to interest rate provided in Section 2.2 above, an interest rate of 8.41% per annum, payable semi-annually on June 15 and December 15 in each year, shall be assumed for the sole purpose of calculating any Make-Whole Amount that may come due under the Original Note Purchase Agreement as amended hereby.

                 (b) NO MAKE-WHOLE AMOUNT DUE FROM CHANGE IN SCHEDULED MANDATORY PRINCIPAL AMORTIZATION PAYMENTS. No Make-Whole Amount shall ever be due on Closing hereunder or as a result of the change in scheduled mandatory principal amortization payments from the Original Senior Notes to the Restated Senior Notes as provided in Section 2.3 above. Otherwise, Make-Whole Amounts shall be due and payable upon any optional or mandatory prepayment of principal or repayment of principal upon acceleration or demand prior to the Maturity Date.

3.       COLLATERAL

         3.1     COLLATERAL SECURITY.

         The Restated Senior Notes and all obligations of the Company to the Noteholders under the Original Note Purchase Agreement as amended hereby shall be guaranteed by those Affiliates and Subsidiaries of the Company listed on Annex 3 hereto ("Guarantors") and shall be secured by security agreements, pledges, mortgages, trust deeds and/or other collateral transfer or assignment documentation (the "Collateral Security Documentation") to TCB as collateral agent for the Noteholders, the Banks and ABN encumbering in favor of the Noteholders, the Banks and ABN substantially all of the material assets of the Company and its Subsidiaries. Property to be encumbered pursuant to the Collateral Security Documentation includes, but is not limited to, that property listed on Exhibit B hereto. The Collateral Security Documentation and related collateral documentation is listed on Exhibit C hereto.

         3.2     PRIORITY.

         The liens and security interests to be granted to TCB as collateral agent for the Noteholders pursuant to Section 3.1 above shall be the same liens and security interests to be contemporaneously granted in favor of the Banks and ABN to secure all obligations of the Company to the Banks and ABN for the Cash Management Liabilities not exceeding $2,000,000.00 at any one time outstanding and under the Credit Agreement and the ABN

Documents. Such liens and security interests shall be junior only to liens and security interests in favor of the Banks granted to secure repayment of a new revolving line of credit to the Company in an aggregate amount not to exceed $4 million at any one time outstanding (the "Senior Secured Loan"), available until and maturing on June 30, 1997.

4.       FEES AND EXPENSES

         4.1     RESTRUCTURING FEE.

         At Closing hereunder the Company shall pay to each Noteholder other than Principal Mutual Life Insurance Company a fee ("Note Restructuring Fee") in an amount equal to one half percent (0.50%) of the principal balance of each Restated Senior Note to be issued hereunder to it. A Note Restructuring Fee shall be paid at such time to Principal Mutual Life Insurance Company in the amount of six tenths percent (0.60%) of the principal balance of the Restated Senior Note to be issued hereunder to Principal Mutual Life Insurance Company.

         4.2     EXPENSES.

         The Company shall pay upon presentation of an invoice therefor the reasonable fees and expenses incurred by the Noteholders in connection with the debt restructuring which is the subject of this Amendment, including but not limited to, the reasonable fees and expenses of outside counsel, reasonable travel expenses, filing and recording fees, postage, courier, copying, telecopy, telephone expenses and the like. The Company shall not be responsible for the fees and expenses of more than one outside law firm for all Noteholders.

5.       ACKNOWLEDGMENT OF FULL PERFORMANCE; RELEASE; WAIVER OF EXISTING
         DEFAULTS

         5.1     FULL PERFORMANCE BY NOTEHOLDERS AND RELEASE.

         By executing this Amendment the Company confirms and acknowledges that the Noteholders, and each of them, have fully paid the purchase price for the Original Senior Notes and the Restated Senior Notes and have fully, fairly and completely performed each and every obligation of the Noteholders to the Company owing in connection with the Original Senior

Notes and the Restated Senior Notes. The Company further acknowledges that the indebtedness evidenced by the Original Senior Notes, before exchanged for the Restated Senior Notes, and by the Restated Senior Notes, once exchanged for the Original Senior Notes, is the just indebtedness of the Company, owing to the Noteholders according to its terms, without defense, setoff or counterclaim.
In consideration of the execution of this Amendment by the Noteholders, the Company by executing this Amendment releases and waives any claim it might have as of Closing hereunder against the Noteholders, or any of them, whether known or unknown, in any way related to the Original Senior Notes, the Original Note Purchase Agreement, the Restated Senior Notes or this Amendment.

         5.2     WAIVER OF EXISTING KNOWN DEFAULTS.

         The Company has disclosed in writing to the Noteholders all Events of Default that may exist under the Original Note Purchase Agreements and the Original Senior Notes immediately prior to closing under this Amendment. Each of the Noteholders, in consideration of the agreements of the Company hereunder, hereby waives each such default or Event of Default. The Noteholders hereby represent and warrant to the Company that, as of Closing hereunder, they know of no other default or Event of Default under the Original Note Purchase Agreements, or the Original Senior Notes, and no default or Event of Default resulting from the execution and delivery of the Restated Senior Notes, this Amendment, the Collateral Documentation or any of the other documentation executed and delivered or transactions effected at Closing. It is agreed and understood that such waivers of defaults or Events of Default by the Noteholders shall not constitute a waiver of any other, similar or future default or Event of Default under the Original Note Purchase Agreements as amended hereby or the Restated Senior Notes.

6.       CLOSING

         6.1     TIME AND PLACE.

         The closing ("Closing") of the Company's exchange of the Original Senior Notes for the Restated Senior Notes will be held on November 13, 1996 (the "Closing Date") at 10:00 a.m., local time, at the office of Andrews & Kurth, Houston, Texas. At the Closing the Company will exchange the Restated Senior Notes for the Original Senior Notes held by the Noteholders in the principal amounts indicated on Exhibit D hereto.

         6.2     DOCUMENTS TO BE DELIVERED AT CLOSING.

         At the Closing the Company will deliver to the Noteholders or their agents, duly executed by the Company where appropriate, the following documents and things:

                 (a)      This Amendment;

                 (b)      The Restated Senior Notes;

                 (c)      Copies of the Collateral Security Documentation;

                 (d) The Note Restructuring Fee and payment of all expenses of Noteholders as provided in Section 4.2 above;

                 (e) Payment of all accrued interest due the Noteholders through Closing;

                 (f) The opinion of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P. addressed to Noteholders substantially in the form of Exhibit E hereto;

                 (g) Secretary's Certificate from the Company in the form of Exhibit F attaching copies of board resolutions authorizing entry into this Amendment, issuance of the Restated Senior Notes and related matters; any amendments to Company Articles and Bylaws since June 1, 1993; and as to the incumbency of officers authorized to sign documents for the Company and Guarantors in connection with Closing;

                 (h) An Officer's Closing Certificate in the form of Exhibit G concerning accuracy of warranties of the Company and other matters at and as of the Closing Date;

                 (i) Copies of all amendments or supplements to the Credit Agreement and all documents relating to the Senior Secured Loan;

                 (j) Copies of all amendments or supplements to the ABN Documents; and

                 (k) Good Standing Certificates for the Company and each Affiliate listed on Exhibit H hereto.

         At the Closing the Noteholders will deliver to the Company or its agents the Original Senior Notes marked "CANCELLED".

         6.3     CONDITIONS TO CLOSING.

         The Noteholders' obligation at Closing to exchange the Original Senior Notes for the Restated Senior Notes is subject to the following conditions precedent to be met at or prior to Closing and upon Closing such conditions shall be deemed satisfied or if not satisfied, deemed waived:

                 (a) The Noteholders shall have received each of the documents identified in Section 6.2 above, and any other documents relating thereto which Noteholders may reasonably request, each in form and content satisfactory to the Noteholders and their counsel;

                 (b) All amounts due for interest accrued and unpaid through the date of Closing, the Note Restructuring Fee, and reimbursement of fees and expenses to the Noteholders under Section
         4.2 shall be paid to the Noteholders;

                 (c) Noteholders shall be satisfied in their sole discretion with the credit restructuring arrangements reached between the Company and the Banks and between the Company and ABN;

                 (d) No default or condition which would constitute a default with the giving of notice and/or the passage of time, except those that are the subject of a written waiver as called for in
         Section 5.2, shall exist under the Original Note Purchase

         Agreement as amended hereby, the Credit Agreement, as amended, or the ABN Documents, as amended;

                 (e) An intercreditor and collateral agency agreement or agreements, on terms satisfactory to Noteholders, shall be entered into by and among the Noteholders, the Banks, and ABN relating to the rights and obligations among said creditors in dealing with the Company and collateral for the Company's obligations to said creditors; and

                 (f) All proceedings taken in connection with the issuance and exchange of the Restated Senior Notes for the Original Senior Notes and all documents and papers relating thereto shall be satisfactory to the Noteholders and their counsel. The Noteholders and their counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, all in form and substance satisfactory to the Noteholders and their counsel.

7.       WARRANTIES AND REPRESENTATIONS

         The Company hereby supplements and modifies the warranties and representations contained in Article 2 of the Original Note Purchase Agreement as follows:

         7.1     RESTATEMENT OF CERTAIN WARRANTIES AND REPRESENTATIONS.

         The Company hereby restates as of Closing hereunder, with the modifications specified below, the warranties and representations contained in
Section 2.4 ("Title to Properties"), Section 2.5 ("Taxes"), Section 2.6 ("Pending Litigation"), Section 2.8 ("Corporate Organization and Authority" except as to the good standing of Mac-Tech, Inc.), Section 2.9 ("Charter Instruments, Other Agreements"), Section 2.10 ("Restrictions on Company and Subsidiaries"), Section 2.11 ("Compliance with Laws"), and Section 2.13 ("Environmental Compliance") of the Original Note Purchase Agreement.

                 (a) SECTION 2.4(a). The reference to Annex 3 shall be to Annex 1 of this Amendment;

                 (b       SECTION 2.5.

                          (i) The reference in subsection (a)(ii) to "fiscal years 1990 through 1992" is replaced with "fiscal years 1993 through 1995";
                          (ii)    The references to Annex 3 in subsections
                                  (b)(i) and (ii) shall be to Annex 1 of this Amendment;

                 (c) SECTION 2.8(d). The reference to Annex 3 shall be to Annex 3 of this Amendment;

                 (d) SECTION 2.9. The reference to absence of defaults and violations of the terms of agreements or instruments is subject to receiving the waivers to be given in connection with Closing hereunder; and

                 (e) SECTION 2.10(b). The reference to Annex 3 shall be to Annex 2 of this Amendment.

         7.2     FINANCIAL STATEMENTS; INDEBTEDNESS; MATERIAL ADVERSE CHANGE.

                 (a) FINANCIAL STATEMENTS. The Company has provided the Noteholders with its financial statements described in Annex 1 hereto. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, and present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of such dates and the results of its operations and cash flows for such periods.

                 (b) INDEBTEDNESS. Annex 2 hereto lists all indebtedness of the Company and the Restricted Subsidiaries as of the Closing Date, and provides the following information with respect to each item of such indebtedness: the holder thereof and type thereof; the outstanding amount; the current portion; and the collateral securing such indebtedness, if any.

                 (c) MATERIAL ADVERSE CHANGE. Since June 30, 1996, there has been no change in the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and its Restricted Subsidiaries taken as a whole except (i) changes in the ordinary course of business that, in the aggregate for all such changes, could not reasonably be expected to have a Material Adverse Effect, and (ii) changes that have been disclosed in writing to the Noteholders.

         7.3     SUBSIDIARIES AND AFFILIATES.

         Annex 3 hereto sets forth the information for Subsidiaries and Affiliates called for in Section 2.3(a) of the Original Note Purchase Agreement, amended to be accurate as of the Closing Date hereunder.

         7.4     FULL DISCLOSURE.

         None of the financial statements referred to in Section 7.2 above, this Amendment, and any written statement furnished by or on behalf of the Company to the Noteholders in connection with the negotiation or closing of the sale of the Restated Senior Notes, taken as a whole, contains any untrue statement of material fact or omits a material fact necessary to make the statements contained therein and herein not misleading. There is no fact that the Company has not disclosed to the Noteholders in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have a Material Adverse Effect.

         7.5 SALE OF RESTATED SENIOR NOTES IS LEGAL AND AUTHORIZED; OBLIGATIONS ARE ENFORCEABLE.

         The Company hereby represents and warrants to the Noteholders, with respect to this Amendment and the Restated Senior Notes, each of those matters set forth in Section 2.14 of the Original Note Purchase Agreement except to the extent said Section relates to creation of liens against property of the Company or Subsidiaries.

         7.6     GOVERNMENTAL CONSENT TO SALE OF RESTATED SENIOR NOTES.

         The Company hereby represents and warrants to the Noteholders, with respect to the Restated Senior Notes, each of those matters set forth in
Section 2.15 of the Original Note Purchase Agreement except as required by the Collateral Documentation.

         7.7     NO DEFAULT AT CLOSING.
         Upon receipt of the waivers referred to in Section 5.2 above and waivers from the Banks and ABN to be delivered at Closing, no event has occurred and no condition exists that upon the execution and delivery of this Amendment and the exchange of the Restated Senior Notes for the Original Senior Notes, would constitute a Default or an Event of Default.

8.       REGISTRATION; EXCHANGE; SUBSTITUTION OF RESTATED SENIOR NOTES.

         The Company hereby makes and restates with respect to the Restated Senior Notes each of the agreements and undertakings contained in Article 5 of the Original Note Purchase Agreement with respect to the Original Senior Notes.

9.       COVENANTS.

         9.1     PRIOR COVENANTS.

         The Company reaffirms as of the Closing Date hereunder each of the covenants, except as specifically amended below, contained in Article 6 of the Original Note Purchase Agreement and, in connection with entry into this Amendment and issuance of the Restated Senior Notes makes the following additional and supplemental covenants.

         9.2     CONSOLIDATED NET WORTH.

         The Company's covenant concerning consolidated net worth contained in
Section 6.4 of the Original Note Purchase Agreement is replaced in its entirety with the following:

                          6.4     CONSOLIDATED NET WORTH.

                          Through the fiscal quarter ending December 31, 1997,
                 the Company will not permit Consolidated Net Worth, determined as of the end of each fiscal quarter of the Company, to be less than the following amounts:

================================================================================
         Quarter
          Ended       12-31-96     3-31-97    6-30-97     9-30-97     12-31-97
--------------------------------------------------------------------------------
         Amount        $38.5        $39.0      $39.5       $40.0        $40.5
     (in millions)

================================================================================

                 Following the fiscal quarter ending December 31, 1997, the Company will not at any time permit Consolidated Net Worth, determined as of the end of the fiscal quarter of the Company then most recently ended, to be less than the sum of

                                  (a)     Forty Million Five Hundred Thousand
                          Dollars ($40,500,000), plus

                                  (b)     the sum of the Fiscal Quarter Net
                          Worth Increase Amounts for all fiscal quarters of the Company ended during the period beginning January 1, 1998 and ending at such time.

                 "Consolidated Net Worth" means total assets minus total liabilities of the Company and the Restricted Subsidiaries, determined on a consolidated basis for such Persons in accordance with GAAP.

                 "Fiscal Quarter Net Worth Increase Amount" means, for any fiscal quarter of the Company, the greater of

                                        (i)  fifty percent (50%) of
                          Consolidated GAAP Net Income for such fiscal quarter, and

                                        (ii)  Zero Dollars ($0).

         9.3     FIXED CHARGE COVERAGE.

         The Company's covenant with respect to fixed charge coverage contained in Section 6.5 of the Original Note Purchase Agreement is hereby replaced in its entirety with the following:

                          6.5     FIXED CHARGE COVERAGE.

                          Determined as of the end of each fiscal quarter of
                 the Company beginning December 31, 1996, the Company will not permit the ratio of

                                  (a)     EBITDA for the period of four (4)
                          consecutive fiscal quarters of the Company then most recently ended to

                                  (b)     The sum of required principal
                          payments on all Debt (excluding obligations in respect of Capital Leases), plus required interest payments, all calculated for the preceding four (4) fiscal quarters to be less than the following ratios:

================================================================================
         4 Quarters
           Ended        12-31-96     3-31-97     6-30-97     9-30-97    12-31-97
--------------------------------------------------------------------------------
           Ratio         1.34:1      1.46:1      2.32:1      1.82:1      2.50:1
================================================================================

                 provided however, the non-cash charge related to the R.W. Krajicek Note shall not be included in making these calculations.

                 For each four consecutive fiscal quarters ending each quarter after December 31, 1997, the Company will not permit such ratio to be less than 2.25 to 1.

         9.4     LEVERAGE RATIO.

         The Company's covenant with respect to leverage ratio contained in
Section 6.6 of the Original Note Purchase Agreement is hereby replaced in its entirety with the following:

                          6.6     LEVERAGE RATIO.

                          The Company will not at any time permit the ratio of

                                  (a)     Consolidated Debt, determined as of
                          the end of the fiscal quarter of the Company then most recently ended,

                 to

                                  (b)     Consolidated Capitalization,
                          determined as of the end of such fiscal quarter to exceed the following ratios:

================================================================================
          Quarter
           Ended     12-31-96     3-31-97    6-30-97     9-30-97     12-31-97
--------------------------------------------------------------------------------
           Ratio      0.50:1      0.50:1      0.50:1     0.45:1       0.45:1
================================================================================

                 For each fiscal quarter ending after December 31, 1997, the Company shall not permit such ratio to exceed 0.45 to 1.0.

         9.5     FUNDED DEBT.

         The Company's covenant with respect to Funded Debt contained in
Section 6.7 of the Original Note Purchase Agreement is hereby replaced in its entirety with the following:

                          6.7     FUNDED DEBT.

                          The Company will not, and will not permit any
                 Restricted Subsidiary to, at any time after issuance of the Restated Senior Notes incur or in any other manner become liable in respect of any Funded Debt (other than Funded Debt of a Restricted Subsidiary to the Company) except,

                                  (a) guaranties of any Indebtedness of any Person not to exceed in the aggregate $250,000.00, provided that such limitation shall not apply to a guaranty of any Indebtedness of F.C. Schaffer, the FINCHAA Project or any Indebtedness related thereto or Indebtedness to the Banks;

                                  (b)     Indebtedness secured by Purchase
                          Money Liens incurred in connection with acquisition of tangible assets from any third party not to exceed $250,000.00 in the aggregate during the term hereof; and

                                  (c)     renewals and extensions (in the same
                          or lesser principal amount on similar terms and conditions) of any Indebtedness listed in subparagraphs (a) and (b) of this Section 6.7.

         9.6     RESTRICTED SUBSIDIARY INDEBTEDNESS.

         The Company's covenant with respect to Restricted Subsidiary Indebtedness in Section 6.8 of the Original Note Purchase Agreement is hereby replaced in its entirety with the following:

                          6.8     RESTRICTED SUBSIDIARY INDEBTEDNESS.

                          The Company will not at any time permit the sum of

                                  (a)     Total Restricted Subsidiary
                          Indebtedness at such time, plus, without duplication,

                                  (b)     the aggregate amount of all (i)
                          Indebtedness and (ii) other obligations, in each case outstanding at such time and secured by Liens permitted by Section 6.9(a),

                 to exceed ten percent (10%) of Consolidated Capitalization at such time.

         9.7     LIENS.

         The Company's covenant with respect to restriction of Liens contained in subparagraph 6.9(a) of the Original Note Purchase Agreement is hereby replaced in its entirety with the following:

                                  (a)     LIENS.  Neither the Company nor any
                          Subsidiary will create, incur, assume or suffer to exist any Lien upon or with respect to any of its property or assets of any kind whether now owned or hereafter acquired, except

                                  (i) Liens existing on the date of Closing and listed on Annex 2 and Liens granted in connection with Closing in favor of the Noteholders, the Banks and ABN;

                                  (ii)    Liens for taxes, assessments, levies
                          or other governmental charges not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP;

                                  (iii)   Liens in connection with worker's
                          compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP;

                                  (iv)    Operators', vendors', carriers',
                          warehousemen's, repairmen's, mechanics', workers', materialmen's or other like Liens arising by operation of law in the ordinary course of business (or deposits to obtain the release of any such Lien) and securing amounts not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP;

                                  (v)     deposits to secure insurance in the
                          ordinary course of business;

                                  (vi) deposits to secure the performance of bids, tenders, contracts (other than contracts for the payment of money or the deferred purchase price of goods or services), leases, licenses, franchises, trade contracts, statutory obligations, surety and appeal bonds and performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                                  (vii)  easements, rights of way, covenants,
                          restrictions, reservations, exceptions,
                          encroachments, zoning and similar restrictions and other similar encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of goods or services) or title defects, in each case incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case singly or in the aggregate materially detract from the value or usefulness of the property subject thereto for the business conducted by the Company and its Subsidiaries or materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries;

                                  (viii)  bankers' liens arising by operation
                          of law;

                                  (ix) inchoate Liens arising under ERISA to secure contingent liabilities of the Company and its Subsidiaries;

                                  (x)     liens on assets of Subsidiaries to
                          secure indebtedness to the Company, provided same are collaterally assigned to the Collateral Agent, provided further, such liens may be incurred only to the extent the underlying Indebtedness is otherwise permitted under the terms of this Amendment; and

                                  (xi) any renewal, extension or replacement of any Lien referred to in subparagraph (a)(i) through (x) above; provided, that no Lien arising or existing as a result of such extension, renewal or replacement shall be extended to cover any property not theretofore subject to the Lien being extended, renewed or replaced and provided further that the principal amount of the Indebtedness secured thereby shall not exceed the principal amount of the Indebtedness so secured at the time of such extension, renewal or replacement.


         9.8     RESTRICTED PAYMENTS AND RESTRICTED INVESTMENTS.

         The Company's covenant with respect to Restricted Payments and Restricted Investments contained in Section 6.10 of the Original Note Purchase Agreement is hereby replaced in its entirety with the following:

                          6.10    RESTRICTED PAYMENTS AND RESTRICTED
                                  INVESTMENTS.

                          The Company will not, and will not permit any
                 Restricted Subsidiary to, declare or make any Restricted Payment or make any Restricted Investment, except dividends with respect to ST Piping, Inc. in accordance with contractual obligations existing on the date hereof.

         9.9     MERGER, CONSOLIDATION, ETC.

         The Company's covenant with respect to merger and related matters contained in Section 6.11 of the Original Note Purchase Agreement is hereby amended by deletion of subparagraph (b) in its entirety.

         9.10    TRANSFER OF PROPERTY, ETC.

         The Company's covenant with respect to transfers of property, etc. contained in Section 6.12 of the Original Note Purchase Agreement is hereby replaced in its entirety with the following:

                          6.12     TRANSFERS OF PROPERTY, RESTRICTED SUBSIDIARY
                                   STOCK.

                                   (a)     TRANSFERS OF PROPERTY.  The Company
                          will not, and will not permit any Restricted Subsidiary to, sell (including, without limitation, any sale and subsequent leasing as lessee of such Property), lease as lessor, transfer or otherwise dispose of any Property (collectively referred to as "Transfers"), except:

                                    (i)   Transfers of inventory and of
                          obsolete or worn out Property, in each case in the ordinary course of business of the Company or such Restricted Subsidiary;

                                   (ii)   Transfers from the Company to a
                          Wholly-Owned Restricted Subsidiary;

                                  (iii)   Transfers from a Restricted
                          Subsidiary to the Company or to a Wholly-Owned Restricted Subsidiary;

                                   (iv)   any other Transfer of Property at any
                          time to a Person, other than an Affiliate, for an Acceptable Consideration if:

                                          (A)  the sum of

                                              (1)  the greater of (x) the Fair
                                          Market Value of such Property and (y)
                                          the current book value of such
                                          Property, plus

                                              (2)  the aggregate of the amounts
                                          representing, in each case, the
                                          greater of the Fair Market Value or
                                          the book value of each other item of
                                          Property of the Company and the
                                          Restricted Subsidiaries Transferred
                                          (other than in Excluded Transfers)
                                          after the Closing Date, would not
                                          exceed ten percent (10%) of
                                          Consolidated Net

                                          Tangible Assets determined as of the
                                          date of such Transfer;

                                          (B)  the sum of

                                               (1)    the Operating Income
                                          Contribution Percentage of such
                                          Property plus

                                               (2)    the Operating Income
                                          Contribution Percentage of all other
                                          Property of the Company and the
                                          Restricted Subsidiaries Transferred
                                          (other than in Excluded Transfers)
                                          after the Closing Date, would not
                                          exceed ten percent (10%); and

                                          (C)  immediately before and after the
                                  consummation of such Transfer, and after giving effect thereto, no Default or Event of Default would exist;

                 provided, that any Transfer of Property shall be excluded for purposes of the foregoing clauses (iv)(A) and (iv)(B), if, within two hundred forty (240) days after such Transfer, the entire proceeds of such Transfer, net of reasonable and ordinary transaction costs and expenses incurred in connection with such Transfer, are applied by the Company or such Restricted Subsidiary to:

                                  (y)     invest in new operating assets of a
                          similar nature of the Company or any Restricted Subsidiary; or

                                  (z) pay, prior to its scheduled maturity, ratably to all holders thereof based on the then outstanding aggregate principal amount thereof, Qualified Senior Funded Debt, together with any Make-Whole Amount or premium required to be paid in connection therewith pursuant to Section 4.2 hereof or pursuant to any applicable provisions of any other agreement with respect to Qualified Senior Funded Debt;

                 further provided, that any Material Subsidiary organized under the laws of Germany may sell, transfer or convey any of its properties and assets for Fair Market Value (whether in one transaction or in a series of transactions) to any Person if the proceeds of any such sale, transfer or conveyance are immediately distributed by such Material Subsidiary to the Company or a Guarantor and held by the Collateral Agent in an account at the Collateral Agent which is subject to a lien or security interest in favor of the Collateral Agent.

                          (b) TRANSFERS OF RESTRICTED SUBSIDIARY STOCK. The Company will not, and will not permit any Restricted Subsidiary to, Transfer any shares of the stock (or any warrants, rights or options to purchase stock or other Securities exchangeable for or convertible into stock) of a Restricted Subsidiary (such stock, warrants, rights, options and other

                 Securities herein called "Restricted Subsidiary Stock"), nor will any Restricted Subsidiary issue, sell or otherwise dispose of any shares of its own Restricted Subsidiary Stock, provided that the foregoing restrictions do not apply to:

                                  (i)          the issuance by a Restricted
                          Subsidiary of shares of its own Restricted Subsidiary Stock to the Company or a Wholly-Owned Restricted Subsidiary;

                                   (ii)        Transfers (other than leases) by
                          the Company or a Restricted Subsidiary of shares of Restricted Subsidiary Stock to the Company or to a Wholly- Owned Restricted Subsidiary;

                                  (iii)        the issuance by a Restricted
                          Subsidiary of directors' qualifying shares; and

                                   (iv)        the Transfer of all of the
                          Restricted Subsidiary Stock of a Restricted
                          Subsidiary owned by the Company and the other Restricted Subsidiaries if:

                                        (A)    such Transfer satisfies the
                                  requirements of Section 6.12(a) hereof;

                                        (B)    in connection with such Transfer
                                  the entire Investment (whether represented by stock, Indebtedness, claims or otherwise) of the Company and the other Restricted Subsidiaries in such Restricted Subsidiary is Transferred to a Person other than the Company or a Restricted Subsidiary not being simultaneously disposed of;

                                        (C)  the Restricted Subsidiary being
                                  disposed of has no continuing Investment in any other Restricted Subsidiary not being simultaneously disposed of or in the Company; and

                                        (D)  immediately before and after the
                                  consummation of such Transfer, and after giving effect thereto, no Default or Event of Default would exist.

                 For purposes of determining the book value of Property constituting Restricted Subsidiary Stock being Transferred as provided in clause (iv) immediately above, such book value shall be deemed to be the aggregate book value of the Property of the Restricted Subsidiary that shall have issued such Restricted Subsidiary Stock.

         9.11    TRANSACTIONS WITH AFFILIATES.

         The Company's covenant with respect to Transactions with Affiliates contained in Section 6.15 of the Original Note Purchase Agreement is hereby replaced in its entirety with the following:

                     6.15    TRANSACTIONS WITH AFFILIATES.

                          The Company will not, and will not permit any
                 Restricted Subsidiary to, enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

         9.12    CONSOLIDATED EBITDA.

         The following covenant shall be added as Section 6.19 of the Original Note Purchase Agreement concerning achieving earnings:

                          6.19    CONSOLIDATED EBITDA.

                          Through the fiscal quarter ending December 31, 1997,
                 the Company will not at any time permit Consolidated EBITDA for the period of four (4) consecutive fiscal quarters of the Company, determined as of the end of each fiscal quarter of the Company, to be less than the following amounts:

================================================================================

Quarter
Ended        12-31-96     3-31-97    6-30-97     9-30-97     12-31-97
--------------------------------------------------------------------------------
Amount         $4.0        $5.0       $7.1        $9.0         $11.0
(in millions)
================================================================================

                 provided however, the non-cash charge related to the R.W. Krajicek Note shall not be included in making these calculations.

                 Following the fiscal quarter ending December 31, 1997, the Company shall not permit Consolidated EBITDA for any period of four (4) consecutive fiscal quarters of the Company to be less than $11.0 million.

         9.13    CONSOLIDATED CAPITAL EXPENDITURES.

         The following covenant shall be added as Section 6.20 of the Original Note Purchase Agreement concerning capital expenditures:

                          6.20    CONSOLIDATED CAPITAL EXPENDITURES.

                          Through the fiscal quarter ending December 31, 1997,
                 the Company will not permit Consolidated Capital Expenditures for each fiscal quarter to exceed the following amounts:

================================================================================
        Quarter
         Ended       12-31-96     3-31-97      6-30-97    9-30-97     12-31-97
--------------------------------------------------------------------------------
        Amount         $250        $250         $250       $500         $500
          (in
      thousands)
================================================================================

                 Following the fiscal quarter ending December 31, 1997, the Company shall not permit Consolidated Capital Expenditures for any fiscal quarter to exceed $500 thousand.

10.      INFORMATION AND CERTIFICATES

         The Company agrees that it shall continue to provide to the holders of the Restated Senior Notes the information, certificates and access for inspection that was to be provided to holders of the Original Senior Notes pursuant to Article 7 of the Original Note Purchase Agreement, in addition to the following.

         10.1    ADDITIONAL FINANCIAL AND BUSINESS INFORMATION.

         Subparagraphs (l) and (m) are added to Section 7.1 "Financial and Business Information" as follows:

                                  (l)     MONTHLY STATEMENTS -- as soon as
                          practicable after the end of each monthly fiscal period in each fiscal year of the Company (other than the last monthly fiscal period of each fiscal quarter of the Company) and in any event within forty (40) days with respect to cash flows and with respect to other reports within thirty (30) days, duplicate copies of

                                  (i)  a consolidated balance sheet of the
                                  Company and its subsidiaries and of the
                                  Company and the Restricted Subsidiaries as at the end of such month, and

                                  (ii) consolidated statements of income,
                                  changes in stockholders' equity and cash flows of the Company and its subsidiaries and of the Company and the Restricted Subsidiaries for such month and for the portion of the fiscal year ending with such month, setting forth in each case in reasonable detail, prepared in accordance with GAAP, subject to changes resulting from year-end adjustments.

                                  (m)     DUPLICATE REPORTS --
                          contemporaneously with transmitting required financial and/or business reports to the Banks or ABN, copies of the same.

11.      EVENTS OF DEFAULT

         Except as waived in Section 5.2 above and as specifically modified below, all Events of Default and remedies shall apply to the Restated Senior Notes as provided for the Original Senior Notes in Article 8 of the Original Note Purchase Agreement.

         11.1    NATURE OF EVENTS.

         Section 8.1 of the Original Note Purchase Agreements is deleted in its entirety and replaced with the following:

                          8.1     NATURE OF EVENTS.

                          An "Event of Default" shall exist if any of the
                 following occurs and is continuing:

                                  (a)     PRINCIPAL OR MAKE-WHOLE AMOUNT
                          PAYMENTS -- the Company shall fail to make any payment of principal or Make-Whole Amount on any Restated Senior Note on or before the date such payment is due;

                                  (b)     INTEREST PAYMENTS -- the Company
                          shall fail to make any payment of interest on any Restated Senior Note on or before the date such payment is due;

                                  (c)     NON PAYMENT DEFAULTS -- the Company
                          or any Subsidiary shall fail to perform or observe any covenant or the Company or any Subsidiary shall fail to comply with any other provision hereof;

                                  (d)     DRAFTS ON ABN LETTERS OF CREDIT --
                          any draft or other demand for payment is made under any ABN Letter of Credit;

                                  (e)     WARRANTIES OR REPRESENTATIONS -- any
                          warranty, representation or other statement by or on behalf of the Company contained herein or in any certificate or instrument furnished in compliance with or in reference hereto shall have been false or misleading in any material respect when made;

                                  (f)     DEFAULT ON INDEBTEDNESS OR SECURITY
--

                                  (i)     the Company or any Restricted
                          Subsidiary shall fail to make any payment on any Indebtedness or any Security when due; or

                                  (ii)    any event shall occur or any
                          condition shall exist in respect of any Indebtedness or any Security of the Company or any Restricted Subsidiary, or under any agreement securing or relating to any such Indebtedness or Security, that immediately or with any one or more of the passage of time or the giving of notice:

                                        (A)  causes (or permits any one or more
                                  of the holders thereof or a trustee therefor to cause) such Indebtedness or Security, or a portion thereof, to become due prior to its stated maturity or prior to its regularly scheduled date or dates of payment; or

                                        (B)  permits any one or more of the
                                  holders thereof or a trustee therefor to require the Company or any Restricted Subsidiary to repurchase such Indebtedness or Security from such holder and any such holder or trustee exercises (or attempts to exercise) such right;

                          in all respects without giving effect to any amendment or waiver thereof after the date hereof, and provided that the aggregate amount of all obligations in respect of all such Indebtedness and Securities referred to in this clause (f) exceeds at any time Five Hundred Thousand Dollars ($500,000);

                                  (g)     INVOLUNTARY BANKRUPTCY PROCEEDINGS --

                                  (i)     a receiver, liquidator, custodian or
                          trustee of the Company or any Restricted Subsidiary, or of all or any part of the Property of either, shall be appointed by court order and such order shall remain in effect for more than sixty (60) days, or an order for relief shall be entered with respect to the Company or any Restricted Subsidiary, or the Company or any Restricted Subsidiary shall be adjudicated a bankrupt or insolvent;

                                  (ii)  any of the Property of the Company or
                          any Restricted Subsidiary shall be sequestered by court order and such order shall remain in effect for more than sixty (60) days; or

                                  (iii)  a petition shall be filed against the
                          Company or any Restricted Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and shall not be dismissed within sixty (60) days after such filing;

                                  (h)      VOLUNTARY PETITIONS -- the Company
                          or any Restricted Subsidiary shall file a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or shall consent to the filing of any petition against it under any such law;

                                  (i)      ASSIGNMENTS FOR BENEFIT OF
                          CREDITORS, ETC. -- the Company or any Restricted Subsidiary shall make an assignment for the benefit of its creditors, or admits in writing its inability, or fails, to pay its debts generally as they become due, or shall consent to the appointment of a receiver, liquidator or trustee of the Company or any Restricted Subsidiary or of all or any part of the Property of either; or

                                  (j)      UNDISCHARGED FINAL JUDGMENTS -- a
                          final judgment or final judgments for the payment of money aggregating in excess of Five Hundred Thousand Dollars ($500,000) is or are outstanding against any one or more of the Company and the Restricted Subsidiaries and any one of such judgments shall have been outstanding for more than thirty (30) days from the date of its entry and shall not have been discharged in full or stayed.

                 If any action, condition, event or other matter would, at any time, constitute an Event of Default under any provision of this Section 8.1, then an Event of Default shall exist, regardless of whether the same or a similar action, condition, event or other matter is addressed in a different provision of this Section 8.1 and would not constitute an Event of Default at such time under such different provision.

12.      TERMS DEFINED

         The following terms shall have the added or amended meanings to those specified in Section 9.1 of the Original Note Purchase Agreement.

         12.1    RESTRICTED INVESTMENTS.

         The definition of "Restricted Investments" appearing at pages 56 and 57 of the Original Note Purchase Agreement is hereby amended by deleting subparagraph (h) thereof appearing at page 57.

         12.2    CONSOLIDATED EBITDA.

         Consolidated EBITDA - means, for any period, the consolidated pre-tax income for such period, plus the aggregate amount which was deducted for such period in determining consolidated pre-tax income in respect of interest expense (including amortization of debt discount, imputed interest and capitalized interest), plus depreciation and amortization, plus income attributable to any minority interest in any Person, for so long as said Person remains a Guarantor, provided, the calculations of EBITDA for the period up to and including September 30, 1996, but not thereafter, shall be based on consolidated, pre-tax income from continuing operations only and shall exclude all special charges and non-recurring write downs; for periods after September 30, 1996 such calculations shall include all special charges and all non-continuing operations.

         12.3    CONSOLIDATED CAPITAL EXPENDITURES.

         Consolidated Capital Expenditures - means all payments for or Debt incurred in connection with fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and which are required to be capitalized under GAAP.

         12.4    R.W. KRAJICEK NOTE.

         The R.W. Krajicek Note - means that certain promissory note to Richard
W. Krajicek payable by the Company, due November, 1999, bearing 8 percent interest, given to satisfy the Company's obligation to pay the "short-fall" as that term is used in paragraph 17 of that certain consulting agreement between the Company and R. W. Krajicek dated August 9, 1995.

         Executed by the Company and the holders of all of the Original Senior Notes as of the date above first written.


  PRINCIPAL MUTUAL LIFE                                      SERV-TECH, INC.
  INSURANCE COMPANY



By:       /s/ JOHN D. CLEAVENGER                             By:    /s/ DAVID P. TUSA
    --------------------------------------------                 --------------------------------------------
Name:        John D. Cleavenger, Counsel                     Name:      David P. Tusa
     -------------------------------------------                   ------------------------------------------
Title:                                                       Title:     Senior Vice President
      ------------------------------------------                    -----------------------------------------


By:       /s/ STEPHEN G. SKRIVANEK
    --------------------------------------------
Name:         Stephen G. Skrivanek, Counsel
     -------------------------------------------
Title:
      ------------------------------------------

TMG LIFE INSURANCE COMPANY



By:      /s/ ROBERT R. LAPOINTE
    --------------------------------------------
Name:        Robert R. Lapointe
     -------------------------------------------
Title:       Vice President
      ------------------------------------------


By:     /s/ MICHAEL J. CAREW
    --------------------------------------------
Name:       Michael J. Carew
     -------------------------------------------
Title:      Assistant Vice President
      ------------------------------------------



BERKSHIRE LIFE INSURANCE COMPANY



By:       /s/ ELLEN I. WHITTAKER
    --------------------------------------------
Name:         Ellen I. Whittaker
     -------------------------------------------
Title:        Investment Officer
      ------------------------------------------


THE SECURITY MUTUAL LIFE INSURANCE COMPANY



By:      /s/ KEVIN W. HAMMOND
    --------------------------------------------
Name:        Kevin W. Hammond
     -------------------------------------------
Title:       Vice President
      ------------------------------------------
            Chief Investment Officer
      ------------------------------------------

                                   EXHIBIT A

                         (FORM OF RESTATED SENIOR NOTE)

                                SERV-TECH, INC.

                     Restated Senior Note due June 15, 2003

No. R-                                                      (Place of Execution)

$                                                              November 1, 1996

        SERV-TECH, INC., a Texas corporation (the "Company"), for value
received, hereby promises to pay to                                     or
registered assigns the principal sum of                             DOLLARS
($             ) on June 15, 2003 and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof on the first Business Day of each month beginning December 1, 1996 at the rate of ten and one-half percent (10.50%) from November 1, 1996, through December 31, 1997, at the rate of ten and three quarters percent (10.75%) from January 1, 1998 through March 31, 1998, and at a rate that is one-quarter percent (0.25%) greater than the rate for the preceding fiscal quarter, but not to exceed eleven and one-half percent (11.50%) per annum, for each successive fiscal quarter beginning after March 31, 1998 until the principal amount hereof shall become due and payable or is fully repaid; and to pay on demand interest on any overdue principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of (a) the highest rate allowed by applicable law and (b) thirteen and one-half percent (13.50%) per annum.

        Payments of principal, Make-Whole Amount, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Amended Note Purchase Agreement (defined below).

        This Note is one of an issue of Notes of the Company issued in an aggregate principal amount limited to Fifteen Million Dollars ($15,000,000) pursuant to the Company's Note Restructuring Amendment to Note Purchase
Agreements, dated as of November   , 1996 (the "Note Restructuring Amendment"),
which amends the Company's separate Note Purchase Agreements, each dated as of June 1, 1993 (collectively, and as amended by the Note Restructuring Amendment, the "Amended Note Purchase Agreement"). This Note is entitled to the benefits of the Amended Note Purchase

Agreement and the terms thereof are incorporated herein by reference. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Amended Note Purchase Agreement. As provided in the Amended Note Purchase Agreement, this Note is subject to prepayment in whole or in part, in certain cases without a Make-Whole Amount and in other cases with a Make-Whole Amount. The Company agrees to make required prepayments on account of such Notes in accordance with the provisions of the Amended Note Purchase Agreement.

        This Note is a registered Note and is transferable only by surrender thereof at the principal office of the Company as specified in the Amended Note Purchase Agreement, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.

        Under certain circumstances, as specified in the Amended Note Purchase Agreement, the principal of this Note (in certain cases together with any applicable Make-Whole Amount) may be declared due and payable in the manner and with the effect provided in the Amended Note Purchase Agreement.

        THIS NOTE AND THE AMENDED NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL NEW YORK LAW.


                                        SERV-TECH, INC.


                                        By:    _______________________________

                                        Name:  _______________________________

                                        Title: _______________________________

                                   EXHIBIT B

                           PROPERTY TO BE ENCUMBERED

I. PERSONAL PROPERTY. The personal property of Serv-Tech, Inc. and certain of its subsidiaries (collectively, the "Debtors" and individually, a "Debtor"), including accounts, inventory, general intangibles, equipment, titled vehicles, contracts, patents, trademarks, instruments, documents and capital stock, now owned or hereafter acquired, and the products and proceeds of such collateral.

II. REAL PROPERTY. The real property of certain Debtors, and improvements thereon, which property is located at:

        A. 5200 Cedar Crest, City of Houston, Harris County, Texas

        B. 6845 Dixie Drive, City of Houston, Harris County, Texas

        C. 5722 Waltrip, City of Houston, Harris County, Texas

        D. 5730 Waltrip, City of Houston, Harris County, Texas

        E. 506 Nebraska, City of Houston, Harris County, Texas

        F. 2104 Engineer's Road, City of Belle Chase, Parish of Plaquemines, Louisiana

        G. 456 Highlandia Drive, City of Baton Rouge, Parish of East Baton Rouge, Louisiana

        H. 330 Walcot Road, City of Westlake, Louisiana

SAVE AND EXCEPT THE FOLLOWING:

Chemisolv Holdings, Inc.
Chemisolv, Inc.
Chemisolv, Ltd.

        All assets of above companies.

Delta Maintenance, Inc.

        Restrictive cash for securing insurance claims.

Seco Industries, Inc.

        Restrictive cash for securing insurance claims.

Serv-Tech, Inc.

        L.100,000 restrictive cash held for the account of Chemisolv Ltd. by Royal Bank of Scotland (security for working capital loan).

        Restrictive cash for securing insurance claims.

Serv-Tech EPC, Inc.

        All assets of a certain division, Constructors and Fabricators.

All rights, contracts, agreements, documents and instruments related directly or indirectly to the FINCHAA Project.

                                   EXHIBIT C

                         COLLATERAL DOCUMENTATION LIST

I. SECURITY AGREEMENT. A Security Agreement dated as of November 12, 1996, executed by Serv-Tech, Inc. and certain subsidiaries of Serv-Tech, Inc. (collectively, the "Debtors" or individually, a "Debtor") for the benefit of Texas Commerce Bank National Association

II. CERTIFICATES OF TITLE. Certificates of title covering titled vehicles registered to certain Debtors under the Texas Certificate of Title act or similar law other jurisdictions

III. UCC FINANCING STATEMENTS. Individual UCC Financing statements in the name of each Debtor, to be filed centrally in all of the jurisdictions in which such Debtor has ongoing operations

IV. DEEDS OF TRUST AND MORTGAGES. Deed of trust and mortgages encumbering the real property of certain Debtors, and improvements thereon, which property is located at:

        A.  5200 Cedar Crest, City of Houston, Harris County, Texas

        B.  6845 Dixie Drive, City of Houston, Harris County, Texas

        C.  5722 Waltrip, City of Houston, Harris County, Texas

        D.  5730 Waltrip, City of Houston, Harris County, Texas

        E.  506 Nebraska, City of Houston, Harris County, Texas

        F. 2104 Engineer's Road, City of Belle Chase, Parish of Plaquemines, Louisiana

        G. 456 Highlandia Drive, City of Baton Rouge, Parish of East Baton Rouge, Louisiana

        H.  330 Walcot Road, City of Westlake, Louisiana

                                   EXHIBIT D

                 SCHEDULE OF RESTATED SENIOR NOTES WITH PAYEES

                                                                 Note                   Principal
                 Payee                                      Registration No.              Amount
                 -----                                      ----------------           -----------
Principal Mutual Life Insurance Company                           R-_                  $12,000,000

Principal Mutual Life Insurance Company                           R-_                  $ 1,000,000

TMG Life Insurance Company                                        R-_                  $   750,000

Berkshire Life Insurance Company                                  R-_                  $   750,000

The Security Mutual Life Insurance Company                        R-_                  $   500,000


                                   EXHIBIT E

                          FORM OF CLOSING OPINION FROM
                               COMPANY'S COUNSEL

                                   EXHIBIT F

                            SECRETARY'S CERTIFICATE
                                SERV-TECH, INC.

        I, _______________________, hereby certify that I am the duly elected, qualified and acting Secretary of SERV-TECH, INC., a Texas corporation (the "Company"), and that, as such, I have access to its corporate records and am familiar with the matters certified herein, and I am authorized to execute and deliver this certificate in the name and on behalf of the Company, and that:

                1. This certificate is being delivered pursuant to SECTION 6.2(g) of the Company's Note Restructuring Amendment to Note Purchase Agreements, dated as of November __, 1996 (the "Note Restructuring Amendment"), with the Noteholders listed therein (the "Noteholders"). The terms used in this certificate and not defined herein have the respective meanings specified in the separate Note Purchase Agreements, each dated as of June 1, 1993 (collectively, the "Original Note Purchase Agreement," and, as amended by the Note Restructuring Agreement, the "Amended Note Purchase Agreement"), with the Noteholders.

                2. Attached hereto as Attachment A is a true and correct copy of resolutions, and the preamble thereto, adopted by the Board of Directors on November 7, 1996, and such resolutions and preamble set forth in Attachment A hereto were duly adopted by the Board of Directors and are in full force and effect on and as of the date hereof, not having been amended, altered or repealed, and such resolutions are filed with the records of the Board of Directors.

                3. The documents listed below were executed and delivered by the Company pursuant to and in accordance with the resolutions set forth in Attachment A hereto and such documents as executed are substantially in the form submitted to and approved by the board of directors of the Company as aforementioned:

                        (a) The Note Restructuring Amendment, providing for the amendment of the Original Note Purchase Agreement and the issuance by the Company of its Restated Senior Notes due June 15, 2003 (the "Restated Senior Notes"); and

                        (b)     the Restated Senior Notes; and

                        (c) The Security Agreement, Deeds of Trust and Mortgages, pursuant to which the Company and certain affiliates of the Company pledge collateral as security for the company's obligations under the Amended Note Purchase Agreement.

                4. Except as provided in the documents attached hereto as Attachment B, the bylaws of the Company have been in full effect in their present form at all times from June 22, 1993 to the date hereof, inclusive, without modification or amendment in any respect.

                5. Each of the following named persons is and has been a duly elected, qualified and acting officer of the Company holding the office or offices set forth below opposite such person's name and has been duly authorized to execute the Note Restructuring Amendment and each other document to be executed and delivered in connection with the execution and delivery of the Note Restructuring Amendment:

Name                            Office                     Signature
----                            ------                     ---------

------------------------------  -------------------------  --------------------

------------------------------  -------------------------  --------------------


                6. The signature appearing opposite the name of each such person set forth above is such person's genuine signature.

                7. Attached hereto as Attachment [C] is a good standing certificate with respect to the Company from the State of Texas dated October 16, 1996.

                8. Except as provided in the documents attached hereto as Attachment D, there have been no amendments or supplements to or restatements of the articles of incorporation of the Company from June 22, 1993 to the date hereof, inclusive.

        IN WITNESS WHEREOF, I have executed this certificate in the name and on behalf of the Company on November __, 1996.

                                           SERV-TECH, INC.


                                           By:
                                              ---------------------------------

                                           Name:
                                                -------------------------------
                                                Secretary

                             OFFICER'S CERTIFICATE
                           SERV-TECH, INC. AFFILIATES

        I, David Tusa, hereby certify that I am the duly elected, qualified and acting executive officer of each of the undersigned companies (collectively, the "Companies," or individually, a "Company"), and that, as such, I have access to their corporate records and am familiar with the matters certified herein, and I am authorized to execute and deliver this certificate in the name and on behalf of the Companies, and that:

                1. This certificate is being delivered in connection with the Companies' execution of four separate Guaranty Agreements (the "Guaranty Agreements"), in favor of Principal Mutual Life Insurance Company, TMG Life Insurance Company, Berkshire Life Insurance Company and The Security Mutual Life Insurance Company (collectively, the "Noteholders"), respectively, pursuant to which the Companies jointly and severally guarantee the performance of certain obligations of Serv-Tech, Inc. (the "Borrower") to the Noteholders.

                2. Attached hereto as Attachment E are true and correct copies of resolutions, and the preambles thereto, separately adopted by the Board of Directors of each Company, and such resolutions and preambles were duly adopted by each Company's Board of Directors and are in full force and effect on and as of the date hereof, not having been amended, altered or repealed, and such resolutions are filed with the records of each Company's Board of Directors.

                3. The Guaranty Agreements were executed and delivered by the Companies pursuant to and in accordance with the resolutions attached hereto and, as executed, are substantially in the form submitted to and approved by the Board of Directors of each Company as aforementioned.

                4. The signature appearing above the name of each person named in the resolutions set forth in Attachment E is such person's genuine signature.

        IN WITNESS WHEREOF, I have executed this certificate in the name and on behalf of the Companies on November __, 1996.

                                   COMPANIES:

                                   ADVANCED REFRACTORY SERVICES, INC.
                                   AMERICAN MECHANICAL SERVICES, INC.
                                   CASTING CONCEPTS, INC.
                                   CON-SEAL, INC.
                                   DM ACQUISITION CORPORATION
                                   ENTERPRISE SERVICE CORPORATION
                                   F.C. SCHAFFER & ASSOCIATES, INC.
                                   HARTNEY CORPORATION
                                   HARTNEY INDUSTRIAL SERVICES CORPORATION
                                   HILL TECHNICAL SERVICES, INC.
                                   MAC-TECH, INC.
                                   ST PIPING, INC.
                                   TOTAL REFRACTORY SYSTEMS, INC.
                                   TURNAROUND MAINTENANCE, INC.
                                   UNITED INDUSTRIAL MATERIALS, INC.



                                   By:
                                       ---------------------------------------
                                   Name:  David Tusa
                                   Title: Vice President


                                   SECO INDUSTRIES, INC.
                                   SERV-TECH ENGINEERS, INC.
                                   SERV-TECH EPC, INC.


                                   By:
                                       ---------------------------------------
                                   Name:  David Tusa
                                   Title: Senior Vice President of
                                          Finance and Administration


                                   PRS HOLDING, INC.



                                   By:
                                       ---------------------------------------
                                   Name:  David Tusa
                                   Title: Senior Vice President

                                   DELTA MAINTENANCE, INC.
                                   PETRO RECOVERY SYSTEMS, INC.
                                   SERV-TECH CONSTRUCTION AND MAINTENANCE, INC.
                                     (FORMERLY SERV TECH EPC - HOUSTON, INC.)
                                   SERV-TECH OF NEW MEXICO, INC.
                                   SERV-TECH SERVICES, INC.
                                   TERMINAL TECHNOLOGIES, INC.
                                   TIPCO ACQUISITION CORP.



                                   By:
                                       ---------------------------------------
                                   Name:  David Tusa
                                   Title: President

                                   EXHIBIT G

                         OFFICERS' CLOSING CERTIFICATE
                                SERV-TECH, INC.

        We, __________________________ and _______________________, each hereby certify that we are, respectively, the _______________________________ and the ________________________________ of SERV-TECH, INC., a Texas corporation (the
"Company"), and that, as such, we have access to its corporate records and are familiar with the matters certified herein, and we are authorized to execute and deliver this certificate in the name and on behalf of the Company, and that:

                1. This certificate is being delivered pursuant to SECTION 6.2(h) of the Company's Note Restructuring Amendment to Note Purchase Agreements, dated as of November __, 1996 (the "Note Restructuring Agreement"), with the Noteholders listed therein (the "Noteholders"). The terms used in this certificate and not defined herein have the respective meanings specified in the separate Note Purchase Agreements, each dated as of June 1, 1993 (collectively, the "Note Purchase Agreement"), with each of the purchasers listed in Annex 1 thereto, as amended by the Note Restructuring Amendment.

                2. Except as disclosed and waived pursuant to SECTION 5.2 of the Note Restructuring Amendment, the warranties and representations contained in SECTION 2 of the Note Purchase Agreement and in SECTION 7 of the Note Restructuring Amendment are true in all material respects on the date hereof with the same effect as though made on and as of the date hereof.

                3. The Company has performed and complied with all agreements and conditions contained in the Note Purchasing Agreement and the Note Restructuring Amendment that are required to be performed or complied with by the Company before or at the date hereof, except as disclosed and waived.

                4. _________________________, from June 22, 1993 to the date hereof, inclusive, has been and is the duly elected, qualified and acting Secretary of the Company, and the signature appearing on the Certificate of Secretary dated the date hereof and delivered to the Noteholders contemporaneously herewith is such person's genuine signature.

        IN WITNESS WHEREOF, we have executed this certificate in the name and on behalf of the Company on November __, 1996.


                                         SERV-TECH, INC.


                                         By:
                                            ---------------------------------

                                         Name:
                                              -------------------------------

                                         Title:
                                               ------------------------------



                                         By:
                                            ---------------------------------

                                         Name:
                                              -------------------------------

                                         Title:
                                               ------------------------------

                                   EXHIBIT H

                          LIST OF AFFILIATES FOR WHICH
                           GOOD STANDING CERTIFICATES
                              HAVE BEEN DELIVERED

                              FINANCIAL STATEMENTS

                        SERV-TECH, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET

                                                                                           June 30,           December 31,
                                                                                             1996                 1995
                                                                                         -----------          ------------
                                                                                         (unaudited)
                                                        ASSETS
CURRENT ASSETS;
  Cash and cash equivalents........................................................      $         -          $    287,356
  Accounts receivable, net.........................................................       31,417,263            31,941,127
  Costs and estimated earnings in excess of billings on uncompleted contracts......        1,958,757             2,111,396
  Inventory........................................................................        2,255,765             1,700,462
  Prepaid expenses.................................................................        1,105,657               768,161
  Deferred income taxes............................................................        4,241,425             4,345,398
  Net current assets from discontinued operations..................................        9,289,150            16,865,749
                                                                                         -----------          ------------
    Total current assets...........................................................       50,268,017            58,019,649

PROPERTY, PLANT AND EQUIPMENT, NET.................................................       27,009,012            29,325,986
INTANGIBLE ASSETS, NET.............................................................       14,552,276            14,748,088
OTHER ASSETS.......................................................................        2,844,592             1,884,763
DEFERRED INCOME TAXES..............................................................          433,040                     -
NET NON-CURRENT ASSETS, DISCONTINUED OPERATIONS....................................        1,968,702             3,623,219
                                                                                         -----------          ------------
    Total assets...................................................................      $97,875,639          $107,601,705
                                                                                         ===========          ============

                                            LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable.................................................................      $13,712,242          $ 13,295,347
  Accrued liabilities..............................................................       14,103,082            13,545,808
  Billings in excess of costs and estimated earnings on uncompleted contracts......          387,084               359,415
  Revolving line of credit.........................................................       14,500,000             6,500,000
Income taxes payable...............................................................                -               295,865
Other..............................................................................          545,507               207,732
                                                                                         -----------          ------------
    Total current liabilities......................................................       43,247,915            34,204,167

LONG-TERM DEBT, LESS CURRENT MATURITIES............................................       15,170,000            15,170,000

DEFERRED INCOME TAXES..............................................................                -             4,812,740

MINORITY INTEREST..................................................................          534,456               484,952

CONTINGENCIES (Note 5)

STOCKHOLDERS' EQUITY:
  Preferred stock, $1 par value; 2,000,000 shares authorized; no shares issued
    and outstanding................................................................                -                     -
  Common stock, par value $.50, authorized 20,000,000 shares; issued and
    outstanding shares of 6,806,849 and 6,752,671, respectively....................        3,403,425             3,376,336
  Additional paid-in capital.......................................................       43,817,584            43,489,763
  Retained earnings (deficit)......................................................       (7,185,958)            7,675,586
  Treasury stock, at cost, 120,606 and 193,358 shares, respectively................         (961,816)           (1,546,857)
  Cumulative translation adjustment................................................         (149,967)              (64,982)
                                                                                         -----------          ------------
    Total stockholders' equity.....................................................       38,923,268            52,929,846
                                                                                         -----------          ------------
    Total liabilities and stockholders' equity.....................................      $97,875,639          $107,601,705
                                                                                         ===========          ============

   The accompanying notes are an integral part of the consolidated financial statements.

                        SERV-TECH, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                  (unaudited)

                                                          For the Three Months             For the Six Months
                                                             Ended June 30,                   Ended June 30,
                                                       --------------------------     ----------------------------
                                                          1996           1995            1996             1995
                                                       -----------    -----------     -----------     ------------
Revenues ............................................ $ 38,471,348    $45,876,770    $ 71,581,267     $106,201,050
Costs of services ...................................   30,752,085     37,569,722      56,362,019       87,076,932
                                                      ------------    -----------    -------------     ------------
  Gross profit ......................................    7,719,263      8,307,048      15,219,248       19,124,118
Selling, general and administrative expenses ........   11,684,617      7,888,115      18,829,266       16,185,301
                                                      ------------    -----------    ------------     ------------
  Operating income (loss) ...........................   (3,965,354)       418,933      (3,070,018)       2,938,817

Other income (expense):
  Interest expense ..................................     (527,704)      (501,833)     (1,070,268)        (914,395)
  Interest income  ..................................       39,926         12,375          50,730           40,059
  Other, net ........................................      (34,825)        44,025         (24,727)         113,342
                                                      ------------    -----------    -------------     ------------
                                                          (522,603)      (445,433)     (1,044,265)        (760,994)
                                                      ------------    -----------    -------------      -----------
Minority interest ...................................      (14,532)       (55,891)        (49,504)        (369,279)

Equity in earnings of affiliates ....................           -              -               -           (24,331)
                                                      ------------    -----------    -------------     ------------
Pre-tax earnings (loss) from continuing operations ..   (4,502,489)       (82,391)      (4,163,887)      1,784,213

Income tax benefit (expense) ........................    1,175,000         (4,000)       1,036,000        (911,000)

Net income (loss) from continuing operations ........   (3,327,489)       (86,391)      (3,127,787)        873,213

Income (loss) from discontinued operations,
  net of income taxes ...............................   (6,178,334)       752,679       (7,407,208)      1,310,397

Estimated loss on disposal of discontinued
  operations, net of tax benefit ....................   (4,326,546)            -        (4,326,546)             -
                                                      ------------    -----------     ------------     ------------
Net income (loss) ...................................  (13,832,369)       666,288      (14,861,541)       2,183,610
                                                      ============    ===========     ============     ============

Earnings (loss) per share from continuing
  operations ........................................        (0.50)         (0.01)           (0.47)            0.13

Earnings (loss) per share from discontinued
  operations ........................................        (1.57)          0.11            (1.76)            0.19
                                                      ------------    -----------     ------------     ------------
Net income (loss) per share .........................        (2.07)          0.10            (2.23)            0.32
                                                      ============    ===========     ============     ============
Weighted average common shares outstanding ..........    6,672,561      6,734,343        6,650,039        6,726,574
                                                      ============    ===========     ============     ============




               The accompanying notes are an integral part of the
                       consolidated financial statements.

                       SERVE-TECH, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                for the six months ended June 30, 1996 and 1995
                                  (unaudited)

                                                          1996          1995
                                                      -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss) from continuing operations......  $(3,127,787)  $   873,213
Adjustments:
  Depreciation and amortization.....................    3,030,054     3,133,559
  Provision for losses on accounts and notes
    receivable......................................       48,775       382,648
  Deferred income taxes.............................   (1,036,000)     (532,542)
  Non-cash charges..................................    1,387,207            -
  Equity in losses of affiliates....................           -         24,331
  Minority interest.................................       49,504       369,279
  Other.............................................       94,609        96,781
                                                      -----------   -----------
                                                          446,362     4,347,269
  Change in assets and liabilities, not of effect
    from acquisitions of businesses:
    Accounts receivable............................       475,089    (6,838,688)
    Net change in costs, estimated earnings and
      billings on uncompleted contracts............       180,308       176,677
    Inventory......................................      (555,303)     (758,065)
    Prepaid expenses and other current assets......      (337,495)      268,227
    Other assets...................................      (959,829)     (707,052)
    Accounts payable...............................       416,895     3,969,572
    Accrued liabilities............................       355,710      (265,775)
                                                      -----------   -----------
      Net cash provided by operating activities....        21,737       192,165
                                                      -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures............................    (1,085,853)   (1,423,125)
   Payments to discontinued operations.............    (7,100,000)   (4,400,000)
   Investments in and advances to affiliates.......            -       (290,263)
   Acquisition of businesses, net of cash
     acquired......................................            -       (625,514)
   Intangible assets...............................      (328,957)      (67,530)
   Proceeds from disposition of property, plant
     and equipment.................................            -        140,000
                                                      -----------   -----------
      Net cash used in investing activities........    (8,514,810)   (6,666,432)
                                                      -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of debt..................    13,756,450    13,000,000
   Principal payments of debt......................    (5,550,733)   (7,827,472)
                                                      -----------   -----------
      Net cash provided by financing activities....     8,205,717     5,172,528
                                                      -----------   -----------
NET INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS......................................      (287,356)   (1,301,739)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD...       287,356     1,301,739
                                                      -----------   -----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD.........   $        -    $        -
                                                      ===========   ===========

The accompanying notes are an integral part of the consolidated financial statements.

                                    ANNEX 2

             INDEBTEDNESS OF COMPANY AND RESTRICTED SUBSIDIARIES**

Continued Operations                                                   Balance at              Current
Notes Payable:                               Description                9/30/96                Portion             Collateral
--------------------                         -----------               ----------              -------             ----------
Associate Leasing                       Promissory Note                $     8,744           $     8,744      Secured - Equipment

Associate Leasing                       Promissory Note                      8,744                 8,744      Secured - Equipment

Control and Inspection
  Services, Inc.                        Promissory Note                    212,500                42,500      Unsecured

Security Mutual Life
  Insurance Co.                         Promissory Note                    500,000                     0      Secured

Berkshire Life Insurance
  Co.                                   Promissory Note                    750,000                     0      Secured

TMG Life Insurance Co.                  Promissory Note                    750,000                     0      Secured

Principal Mutual Life
  Insurance Co.                         Promissory Note                  1,000,000                     0      Secured

Principal Mutual Life
  Insurance Co.                         Promissory Note                 12,000,000                     0      Secured

Texas Commerce Bank                     Advances Under
                                        Loan Agreement                  14,500,000            14,500,000      Secured
                                                                       -----------           -----------

                                        SUBTOTAL                       $29,729,988           $14,559,988
                                                                       ===========           ===========

** Includes Annex 2 Supplement

Discontinued Operations                                                Balance at              Current
Notes Payable:                               Description                9/30/96                Portion             Collateral
-----------------------                      -----------               ----------              -------             ----------
F.C. Schaffer Arkel Bonus               Promissory Note                $    34,199           $    34,199      Unsecured

F.C. Schaffer Children                  Promissory Note                     24,500                24,500      Unsecured

F.C. Schaffer (LAFLACA)                 Promissory Note                    102,135               102,135      Unsecured

F.C. Schaffer                           Promissory Note                     20,500                20,500      Unsecured

Safeline Leasing                        Promissory Note                     11,927                 8,943      Secured - Equipment

Constructors &
Fabricators, Inc.                       Promissory Note                  1,425,000               237,500      Secured - Accounts
                                                                       -----------           -----------      Receivable, Equipment

                                        SUBTOTAL                       $ 1,618,261           $   427,777
                                                                       ===========           ===========

Continued Operations                                                   Balance at              Current
Guaranties:                                  Description                9/30/96                Portion             Collateral
--------------------                         -----------               ----------              -------             ----------
Royal Bank of Scotland                  Overdraft Facility for             285,366*              285,366*     Restricted Cash from
                                        Chemisolv, Ltd.                                                       Serv-Tech, Inc.,
                                                                                                              secured by A/R
                                                                                                              and equipment
                                                                       -----------           -----------
                                        SUBTOTAL                       $   285,366*          $   286,366*
*Exchange rate of 1.563L. to
 U.S. $ at 9/30/96

                                        TOTAL                          $31,633,615           $15,273,131
                                                                       ===========           ===========

LETTERS OF CREDIT:

ABN-AMRO Bank
F. C. Schaffer & Associates, Inc.
Finchaa Project
Letters of Credit @ 9/30/96

                                                                                                                 U.S $
Beneficiary             Description of L/C       Commitment      L/C No.        Issue Date       Term Date       Commitment
-----------             ------------------       ----------      -------        ----------       ---------       ----------
Finchaa Sugar Factory   Performance-Birr        ETB 7,540,406   S601225          11/01/94        40 months      $1,391,218.82

Finchaa Sugar Factory   Performance-USD         $   7,001,681   S601224          11/01/94        40 months       7,001,681.00

Finchaa Sugar Factory   Advance Payment-USD     $   4,845,435   S601241          11/17/94        28 months       4,845,435.00

Finchaa Sugar Factory   Advance Payment-Birr    ETB10,607,124   S601242          11/17/94        28 months       1,975,033.95
                                                                                                               --------------

                                                                                                   Total       $15,195,368.77
                                                                                                               ==============

(Exchange Rate of ETB 5.42/$1 approx. @8/31/96)

LETTERS OF CREDIT:
Texas Commerce Bank
Revolving Credit Line $35,000,000
September 30, 1996

                                     EXPIRATION     DESCRIPTION                                    U.S. $        EXPIRATION
BENEFICIARY             APPLICANT       DATE          OF L/C        L/C NO.       COMMITMENT     COMMITMENT         DATE
-----------             ---------    ----------     -----------     -------       ----------     ----------      ----------
National Union Fire                               Workers' Comp                                                  11/01/97 w/
Insurance Co.             STI         Standby     Insurance        I-412953   $   382,000.00   $  382,000.00     renewals

National Union Fire                               Workers' Comp                                                   06/30/97 w/
Insurance Co.             STI         Standby     Insurance        I-420972       224,000.00      224,000.00      renewals

National Union Fire                               Workers' Comp                                                   11/26/96 w/
Insurance Co.             STI         Standby     Insurance        I-429895       790,000.00      790,000.00      renewals

Liberty Mutual                                    Workers' Comp                                                   05/26/97 w/
Insurance Co.             STI         Standby     Insurance        I-438893       500,000.00      500,000.00      renewals

National Union Fire                               Workers' Comp                                                   01/01/97 w/
Insurance Co.             STI         Standby     Insurance        I-451142       613,266.00      613,266.00      renewals

Westdeutsche Indus-                               WIV Guarantee                                                   03/31/97 w/
trienstandhaltungs        STI-        Standby     L. Bauch         I-444335  FF 2,230,000.00      429,300.21      renewals
                          Eur.
National Union Fire                               Workers' Comp                                                   06/01/97 w/
Insurance Co.             STI         Standby     Insurance        I-447624     1,601,016.00    1,601,016.00      renewals

National Union Fire                               Workers' Comp                                                   06/01/97 w/
Insurance Co.             SECO        Standby     Insurance        I-448690       113,000.00      113,000.00      renewals

Coastal Aruba                                     Performance
Refining Co. NC           ST EPC      Standby     Guarantee        I-458218       301,485.00      301,485.00      12/18/96
                                                                                               -------------
                                                                                               $4,954,067.21

COMMERCIAL LETTERS OF CREDIT FOR
FINCHAA PROJECT:
Whitney National Bank
September 30, 1996


                                      TYPE                         ISSUANCE                 TOTAL          EXPIRY         AMOUNT
BENEFICIARY            APPLICANT      L/C         DESCRIPTION        DATE      L/C NO.    COMMITMENT        DATE        REMAINING
-----------            ---------      ----        -----------      --------    -------    ----------       ------       ---------

Allis Mineral Sys.   F.C. Schaffer    Comml    PO# FA000209        07/13/95    C33280    $  250,000.00    01/20/96    $        0.00

Hindustan Dorr-
Oliver               F.C. Schaffer    Comml    PO# FA000216        07/13/95    C33281       546,442.50    04/21/96             0.00

Varco Pruden Bldg.   F.C. Schaffer    Comml    PO# FA000206        07/13/95    C33282       133,120.70    02/22/96             0.00

Western States
Machine              F.C. Schaffer    Comml    PO# FA000213        07/13/95    C33283       761,696.90    01/31/96             0.00

Zurn Indus., Inc.    F.C. Schaffer    Comml    PO# FA000207        07/13/95    C33284     2,413,610.50    11/15/96       241,361.05

Codistil S/A Dedini  F.C. Schaffer    Comml    PO# FA000241        09/13/95    C33375     2,523,542.00    06/30/96             0.00

Dresser Rand         F.C. Schaffer    Comml    PO# FA000247        10/25/95    C33455       565,122.00    09/06/96       282,561.00

Dearborn Mid-West
Conveyor             F.C. Schaffer    Comml    PO# FA000612        05/17/96    C33808       628,349.75    11/30/96       628,349.75

Paharpur Cooling
Towers Ltd.          F.C. Schaffer    Comml    PO# FA000635        05/17/96    C33807        15,095.00    10/16/96        15,095.00

Surrendra Engr.      F.C. Schaffer    Comml    PO# FA000238,205    05/22/96    C33815     1,284,600.00    10/06/96     1,180,740.00

Standard Serv. &
Consultant           F.C. Schaffer    Comml    PO# FA000657,658,
                                               666                 08/23/96    C34017       255,288.75    11/10/96       255,288.75
                                                                                         -------------                -------------
                                                                               TOTAL     $9,376,868.10                $2,603,395.55
                                                                                         =============                =============

                              ANNEX II SUPPLEMENT

                                  Indebtedness

        All indebtedness and obligations of every kind directly or indirectly arising pursuant to or evidenced by any and all of the following agreements and instruments, including all attachments, exhibits and schedules to any of them, as the same may be amended from time to time:

1. Note Restructure Amendment to Note Purchase Agreements dated as of November 12, 1996 among Serv-Tech, Inc., Principal Mutual Life Insurance Company, TMG Life Insurance Company, The Security Mutual Life Insurance Company, and Berkshire Life Insurance Company.

2.      Restated Senior Note due June 15, 2003, No. R-      , issued as of
November 12, 1996 in the original principal amount of $12,000,000 in favor of Principal Mutual Life Insurance Company.

3.      Restated Senior Note due June 15, 2003, No. R-      , issued as of
November 12, 1996 in the original principal amount of $1,000,000 in favor of Principal Mutual Life Insurance Company.

4.      Restated Senior Note due June 15, 2003, No. R-      , issued as of
November 12, 1996 in the original principal amount of $750,000 in favor of Berkshire Life Insurance Company.

5.      Restated Senior Note due June 15, 2003, No. R-      , issued as of
November 12, 1996 in the original principal amount of $500,000 in favor of The Security Mutual Life Insurance Company.

6.      Restated Senior Note due June 15, 2003, No. R-      , issued as of
November 12, 1996 in the original principal amount of $750,000 in favor of TMG Life Insurance Company.

7. Guaranty dated as of November 12, 1996 by Serv-Tech, Inc. and certain subsidiaries thereof in favor of Principal Mutual Life Insurance Company.

8. Guaranty dated as of November 12, 1996 by Serv-Tech, Inc. and certain subsidiaries thereof in favor of TMG Life Insurance Company.

9. Guaranty dated as of November 12, 1996 by Serv-Tech, Inc. and certain subsidiaries thereof in favor of The Security Mutual Life Insurance Company.

10. Guaranty dated as of November 12, 1996 by Serv-Tech, Inc. and certain subsidiaries thereof of Berkshire Life Insurance Company.

11. First Amended and Restated Credit Agreement $23,500,000 Reducing Revolving Credit Loan dated as of November 12, 1996 among Serv-Tech, Inc., certain subsidiaries thereof, and Texas Commerce Bank National Association.

12. Revolving Credit Note dated November 12, 1996 by Serv-Tech, Inc. issued to Texas Commerce Bank National Association in the original principal amount of $12,786,050.

13. Revolving Credit Note dated November 12, 1996 by Serv-Tech, Inc. issued to Bank One, Texas, NA in the original principal amount of $6,713,950.

14. Security Agreement dated November 12, 1996 by Serv-Tech, Inc. and certain subsidiaries thereof for the benefit of Texas Commerce Bank National Association.

15. Deed of Trust, Security Agreement, Fixtures Financing Statement and Assignment of Rents and Leases dated as of November 12, 1996 from Serv-Tech, Inc. and certain subsidiaries thereof to David L. Mendez as trustee for the benefit of Texas Commerce Bank National Association.

16. Deed of Trust, Security Agreement, Fixtures Financing Statement and Assignment of Rents and Leases dated as of November 12, 1996 from Hartney Industrial Services Corporation thereof to David L. Mendez as trustee for the benefit of Texas Commerce Bank National Association.

17. Deed of Trust, Security Agreement, Fixtures Financing Statement and Assignment of Rents and Leases dated as of November 12, 1996 from Total Refractory Systems, Inc. thereof to David L. Mendez as trustee for the benefit of Texas Commerce Bank National Association.

18. Mortgage, Security Agreement & Fixtures Financing Statement dated as of November 12, 1996 from Serv-Tech, Inc. to Texas Commerce Bank National Association.

19. Mortgage, Security Agreement & Fixtures Financing Statement dated as of November 12, 1996 from SECO Industries, Inc. to Texas Commerce Bank National Association.

20. Intercredit Agreement dated as of November 12, 1996 among Principal Mutual Life Insurance Company, TMG Life Insurance Company, The Security Mutual Life Insurance Company, and Berkshire Life Insurance Company.

21. Amended and Restated Continuing Reimbursement Agreement dated as of November 12, 1996 between ABN AMRO Bank N.V. and F.C. Schaffer & Associates, Inc.

22. Amended and Restated Guaranty dated as of November 12, 1996 by Serv-Tech, Inc. and certain subsidiaries thereof.

                                     LIENS

Attached are the known UCC filings for the Company and subsidiaries. The following exceptions to these filings are listed below.

1. The UCC filing by Litwin Engineers and Constructors, Inc. is to be terminated. The project was completed last year and all parties paid. We have requested Litwin to issue the termination.

2. The UCC filings by Serv-Tech, Inc. (STI) as the Secured Party were placed at the time STI acquired the Hartney Companies for an existing debt owed to STI.

3. All of the UCC filings for F. C. Schaffer and Associates represents the activities of the non-core business which was purchased by the Schaffer principals as indicated by the enclosed Assignment, Bill of Sale, Conveyance and Assumption, and Stock Purchase Agreement. This represents assets and liabilities which were not assumed by Serv-Tech in the Schaffer acquisition. Exhibit A to the assignment represents the Assets and Liabilities that were acquired in the Agreement.

4. All other UCC filings are for various equipment purchases, to include phone and computer equipment in the ordinary course of business.

                                 EXISTING LIENS


    Debtor                       Secured Party                 Filing               UCC
  or Lessee                       or Lessor                 Jurisdiction        Recordation
--------------------------------------------------------------------------------------------------
United Industrial         Best Material Handling, Inc.      Texas/              No. 93-043792
Materials, Inc.           5450 Navigation                   Secretary of        March 5, 1993
6845 Dixie Drive          Houston, TX 77011                 the State
Houston, TX 77087
--------------------------------------------------------------------------------------------------
Serv-Tech, Inc.           MetLife Capital, Limited         Texas/               No. 92-200577
5200 Cedar Crest Blvd.    Partnership                      Secretary of         October 14, 1992;
Houston, TX 77087         C-97550                          the State            Amended by
                          Bellevue, WA 98009                                    No. 92-75812
                                                                                December 10, 1992
--------------------------------------------------------------------------------------------------
Serv-Tech, Inc.           Commercial Equipment             Texas/               No. 93-259927
5200 Cedar Crest Blvd.    Leasing Co., Inc.                Secretary of         February 8, 1993
Houston, TX 77087         745 E. Mulberry, Suite 210       the State
                          San Antonio, TX 78212

--------------------------------------------------------------------------------------------------
Serv-Tech, Inc.           Toshiba America                  Texas/               No. 95-058119
5200 Cedar Crest Blvd.    Information Systems, Inc.        Secretary of         March 24, 1995
Houston, TX 77087         6333 Edgewood Road NE            the State
                          Cedar Rapids, IA 52411

--------------------------------------------------------------------------------------------------
Serv-Tech, Inc.           Comdisco, Inc.                   Texas/               No. 95-0069556
5200 Cedar Crest Blvd.    6111 E. River Road               Secretary of         April 12, 1995
Houston, TX 77087         Rosemont, IL 60018;              the State            Amended by;
                          and Assigned to                                       No. 95-670281
                          The CIT Group/Equipment                               June 8, 1995;
                          Financing, Inc.                                       Assigned to CIT by
                          1620 Fountainhead                                     No. 95-670280
                          Parkway, Suite 600                                    June 8, 1995
                          Tempe, Arizona 85282
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Delta Maintenance, Inc.   ORIX Credit Alliance, Inc.       Louisiana/           No. 09-91303
9191 Veterans             9400 SW Barner Rd. #200          Caddo Parish         April 26, 1993
Memorial Blvd.            Portland, OR 97225-6655
Baton Rouge, LA 70821     Tax ID No. 13-2507476
Tax ID No. 72-0719253
---------------------------------------------------------------------------------------------------
F.C. Schaeffer &          Valley Sugar Properties, Inc.    Texas/               No. 91-230202
Associates, d.b.a. Belle  P.O. Box 120                     Secretary of         December 2, 1991
Ricker Farms, Inc.        White Castle, LA 70788           the State
1020 Florida Blvd.
Baton Rouge, LA 70802
---------------------------------------------------------------------------------------------------
F.C. Schaeffer &          Valley Sugar Properties, Inc.    Texas/               No. 91-230203
Associates, d.b.a.        P.O. Box 120                     Secretary of         December 2, 1991
LaFlaca Cane Farms, Inc.  White Castle, LA 70788           the State
1020 Florida Blvd.
Baton Rouge, LA 70802
---------------------------------------------------------------------------------------------------
F.C. Schaeffer &          Valley Sugar Properties, Inc.    Texas/               No. 91-230204
Associates, d.b.a. GHD    P.O. Box 120                     Secretary of         December 2, 1991
Corporation      .        White Castle, LA 70788           the State
1020 Florida Blvd.
Baton Rouge, LA 70802
---------------------------------------------------------------------------------------------------
Laflaca Cane Farms, Inc.  Valley Sugar Properties, Inc.    Texas/               No. 92-146246
1020 Florida Blvd.        P.O. Box 120                     Secretary of         July 23, 1992
Baton Rouge, LA 70802     White Castle, LA 70788           the State
---------------------------------------------------------------------------------------------------
GHD Corporation           Valley Sugar Properties, Inc.    Texas/               No. 92-146247
1020 Florida Blvd.        P.O. Box 120                     Secretary of         July 23, 1992
Baton Rouge, LA 70802     White Castle, LA 70788           the State
---------------------------------------------------------------------------------------------------
Belle Ricker Farms, Inc.  Valley Sugar Properties, Inc.    Texas/               No. 92-146248
1020 Florida Blvd.        P.O. Box 120                     Secretary of         July 23, 1992
Baton Rouge, LA 70802     White Castle, LA 70788           the State
---------------------------------------------------------------------------------------------------
F.C. Schaeffer &          Valley Sugar Properties, Inc.    Texas/               No. 92-146249
Associates, Inc.          P.O. Box 120                     Secretary of         July 23, 1992
1020 Florida Blvd.        White Castle, LA 70788           the State
Baton Rouge, LA 70802
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
F.C. Schaeffer &          Valley Sugar Properties, Inc.    Texas/               No. 92-146250
Associates, Inc.          P.O. Box 120                     Secretary of         July 23, 1992
1020 Florida Blvd.        White Castle, LA 70788           the State
Baton Rouge, LA 70802     and Francis C. Schaffer, et al.
---------------------------------------------------------------------------------------------------
GHD Corporation, et al.   Valley Sugar Properties, Inc.    Texas/               No. 93-124581
1020 Florida Blvd.        P.O. Box 120                     Secretary of         June 25, 1992
Baton Rouge, LA 70802     White Castle, LA 70788           the State
                          and Marie Campesi, et al.
---------------------------------------------------------------------------------------------------
GHD Corporation, et al.   Valley Sugar Properties, Inc.    Texas/               No. 94-230382
1020 Florida Blvd.        P.O. Box 120                     Secretary of         November 28, 1994
Baton Rouge, LA 70802     White Castle, LA 70788           the State
                          and Marie Campesi, et al.
---------------------------------------------------------------------------------------------------
F.C. Schaeffer &          Valley Sugar Properties, Inc.    Louisiana/           No. 17-1078198
Associates, Inc. et al.   1048 Florida Blvd.               East Baton           June 5, 1992
1020 Florida Blvd.        Baton Rouge, LA 70788            Rouge Parish/
Baton Rouge, LA 70802                                      Clerk of Court
---------------------------------------------------------------------------------------------------

                                    ANNEX 3

                          Subsidiaries and Affiliates


                               Percentage    State/Country       Date of     Date Acquired,  Federal ID   Nature of
Subsidiaries and Affiliates   of Ownership  of Incorporation  Incorporation  if applicable    Number      Business
---------------------------   ------------  ----------------  -------------  --------------  ----------   ---------
Advanced Refractory
Services, Inc.                   100%       Nevada              12/26/91       06/14/94      76-0283174   Refractory services

American Mechanical
Services, Inc.                   100%       Louisiana           03/08/85       09/06/96      72-1067641   Industrial maintenance
                                                                                                          and constructing and
                                                                                                          fabricating industrial
                                                                                                          equipment

Casting Concepts, Inc.           100%       Texas               12/17/93       06/14/94      76-0433974   Fabrication

Chemi-Solv, Inc.                  50%       Texas               10/05/87       03/14/91      76-0230090   Performance chemical
                                                                                                          development and sales -
                                                                                                          U.S.
                                  50%         -                 10/05/87       11/07/94           -


Chemisolv Holdings, Inc.          50%       Delaware            03/14/91       03/14/91      76-0380074   Holding company
                                  50%         -                 03/14/91       11/07/94           -

Chemisolv Limited                 50%       United Kingdom      06/21/85       03/14/91          N/A      Performance chemical
                                                                                                          development and sales -
                                                                                                          U.K.
                                  50%         -                 06/21/85       11/07/94           -

Con-Seal, Inc.                   100%       Nevada              11/07/89       06/14/94      76-0292240   Refractory services

Delta Maintenance, Inc.          100%       Louisiana           09/15/72       09/15/92      72-0719253   Turnaround maintenance
                                                                                                          services

DM Acquisition Corporation       100%       Nevada              09/14/92         N/A         88-0291611   Holding company

Enterprise Service Corporation   100%       North Carolina      10/01/91         N/A         56-1752650   Aviation

F. C. Schaffer & Associates,
Inc.                             100%       Louisiana           06/25/68       10/25/94      72-0650854   Sugar mill design,
                                                                                                          engineering and
                                                                                                          construction management

Hartney Corporation              100%       Nevada              06/19/84       06/19/94      76-0109676   Holding company

Hartney Industrial Services
Corporation                      100%       Nevada              10/21/91       06/14/94      76-0350313   Holding company

Hill Technical Services, Inc.     30%       Texas               02/16/94       05/20/94      76-0427657   Heat treating
                                  70%         -                 02/16/94       04/01/95           -

Mac-Tech, Inc.                   100%       Texas               12/09/83         N/A         74-1398758   Inactive company

Petro Recovery Systems, Inc.     100%       Texas               11/03/88       03/14/91      76-0362573   Inactive company

Petrochem Field Services
de Venezuela, S.A.               100%       Venezuela           12/21/92       12/21/92          N/A      Turnaround maintenance
                                                                                                          services

PRS Holding, Inc.                100%       Texas               03/13/91         N/A         76-0500096   Holding company

Refinery Maintenance
International Limited            100%       United Kingdom                     09/20/89          N/A      Turnaround maintenance
                                                                                                          services - U.K.

SECO Industries, Inc.            100%       Louisiana           12/23/65       09/20/91      72-0627047   Electrical and
                                                                                                          instrumentation
                                                                                                          installation

Serv-Tech Construction
and Maintenance, Inc.
(formerly Serv-Tech
EPC - Houston, Inc.)             100%       Texas               04/05/90       07/12/94      76-0396065   Construction services

Serv-Tech de Mexico,
S. de R.L.                       100%       Mexico              03/24/95         N/A         STM9503264GA Limited liability
                                                                                                          company - for
                                                                                                          operations

Serv-Tech Engineers, Inc.        100%       Louisiana           09/28/95         N/A         72-1212309   Engineering and design
                                                                                                          services

Serv-Tech EPC, Inc.              100%       Nevada              12/12/94         N/A         72-1285495   Engineering,
                                                                                                          procurement and
                                                                                                          construction services

Serv-Tech Europe GmbH            100%       Germany             02/04/92         N/A             N/A      Turnaround maintenance
                                                                                                          services - Europe

Serv-Tech International
Sales, Inc.                      100%       Virgin Islands      10/03/94         N/A         66-0515688   Foreign sales
                                                                                                          corporation -
                                                                                                          Virgin Islands

Serv-Tech Mexicana,
S. de R.L.                       100%       Mexico              03/24/95         N/A         STM950375URB Limited liability company-
                                                                                                          to hold employees

Serv-Tech of New Mexico, Inc.    100%       New Mexico          12/28/87       09/24/91      Applied for  Turnaround maintenance
                                                                                                          services - New Mexico

Serv-Tech Services, Inc.         100%       Texas               11/14/83         N/A         76-0092646   Administrative company

Serv-Tech Sudamericana, S.A.      98%       Venezuela           07/01/94         N/A             N/A      Turnaround maintenance
                                                                                                          services - Venezuela

Serv-Tech, Inc.                 Parent      Texas               01/30/62         N/A         74-1398757   Parent company

ST Piping, Inc.                   90%       Texas               09/13/90         N/A         76-0317640   Specialty welding
                                                                                                          services

                                                                02/28/92
Talbert & Associates, Inc.                                      with Merger
merged into Serv-Tech                                           effective
Engineers, Inc.                  100%       Nevada              09/28/95       05/11/92      72-1212309   Engineering and
                                                                                                          design services

Terminal Technologies, Inc.      100%       Texas               12/12/91         N/A         76-0362572   Tank cleaning for
                                                                                                          product storage tanks

TIPCO Acquisition Corp.          100%       Texas               04/16/93         N/A         Applied for  Holding company

Total Refractory Systems, Inc.   100%       Nevada              06/19/84       06/14/94      76-0109675   Refractory services

Turnaround Maintenance, Inc.     100%       Nevada              12/26/91       06/14/94      76-0338967   Inactive company

United Industrial
Materials, Inc.                  100%       Nevada              12/26/91       06/14/94      76-0317881   Distribution materials
                                                                                                          and supplies